Exhibit 10.43


                      ALLONGE TO CONVERTIBLE REVOLVING NOTE

This modification made this 8th day of March, 2001 to the Convertible Revolving Note dated June 10, 1999 payable to the order of FLEET NATIONAL BANK, SUCCESSOR IN INTEREST TO SUMMIT BANK ("Note") and to which Note these presents are so firmly affixed as to become a part thereof.

          Notwithstanding anything to the contrary set forth in the Note, the term "Conversion Date" is defined as May 31, 2002.

Except as specifically modified herein, all of the terms and conditions of the Note shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Note.

Witness:                                        OSTEOTECH, INC.
                                                A Delaware Corporation

/s/ Mark H. Burroughs                               By:/s/ Michael J. Jeffries
---------------------                                -------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Executive Vice President

Witness:                                        OSTEOTECH INVESTMENT
                                                CORPORATION
                                                A New Jersey Corporation

/s/ Mark H. Burroughs                               By:/s/ Michael J. Jeffries
---------------------                                -------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Executive Vice President

Witness:                                        CAM IMPLANTS, INC.
                                                A Colorado Corporation

/s/ Mark H. Burroughs                               By:/s/ Michael J. Jeffries
---------------------                                -------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Chief Financial Officer

Witness:                                        OSTEOTECH, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                               By:/s/ Michael J. Jeffries
---------------------                                -------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Managing Director
Signatures continued ......



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


 ............ continuation of signatures to Allonge to Convertible Revolving Note



Witness:                                        H.C. IMPLANTS, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                               By:/s/  Michael J. Jeffries
---------------------                                  ------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Managing Director


Witness:                                        CAM IMPLANTS, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                               By:/s/  Michael J. Jeffries
---------------------                                --------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Managing Director


Witness:                                        OSTEOTECH/CAM SERVICES, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                           By:  /s/ Michael J. Jeffries
---------------------                                ------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Managing Director


Witness:                                        OST DEVELOPPEMENT
                                                A Corporation of France

/s/ Mark H. Burroughs                           By:  /s/ Michael J. Jeffries
---------------------                                ------------------------
                                                     MICHAEL J. JEFFRIES
                                                     Managing Director



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